Warrants	12 Months Ended
Oct. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Warrants	Warrants
On August 10, 2021, the Company began trading warrants related to its common shares. These warrants were assumed as part of the business combination described in Note 1. On acquisition date, the Company assumed 23,000,000 warrants at the publicly traded fair market value of $2.10 per share for a total acquired liability of $48,299,987.
The total number of warrants is made up of 15,000,000 Public Placement Warrants ("Public Warrants") and 8,000,000 Private Placement Warrants ("Private warrants"). All warrants have a 5 year term, expiring on September 24, 2025. The Public Warrants have an exercise price of $11.50 per share, with a redemption price of $0.01 per warrant if the share price is above $10.00, on a cashless basis. If the share price is above $18.00 for any 20 trading days within the 30 trading day period ending three trading days before the notice of redemption, the redemption price will be $0.10 on a cash basis. The Private Warrants have an exercise price of
$11.50 per shares, redeemable only at such time that the share price of the Company is between $10.00 and $18.00, at the above prices. The Private Warrants were not transferable until 30 days after the close of the business combination, which has passed as of writing. If the Private Placement Warrants are transferred to parties other than the Company’s sponsor or its permitted transferees, the Private Placement Warrants will cease to be Private Placement Warrants and will become Public Warrants.

On October 15, 2021, 100 warrants were exercised for 100 shares for which the Company received $1,150.

Warrants are remeasured through profit or loss at each period end, using first level inputs. At October 31, 2021, the publicly traded fair market value for each warrant was $3.57 with a total liability of $82,109,334, recognizing a total loss of $33,809,634 in the twelve months ended October 31, 2021.